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[BLUMBERG LAW PRODUCTS]

                                          Distributed by Blumberg Excelsior Inc.
                                                                       NYC 10013

A 35 -- Lease, Business Premises,
        Loft, Office or Store  11-98

This Lease made the 01st day of October 2000 between

                 Great American Realty of 95 Jefryn Blvd., LLC
                     2131 Newbridge Road Bellmore, NY 11710

hereinafter referred to as LANDLORD, and

                                SURGE COMPONENTS

hereinafter jointly, severally and collectively referred to as TENANT.

        Witnesseth, that the Landlord hereby leases to the Tenant, and the Tenant hereby hires and takes from the Landlord

           11625 sq. ft., 2000 base year, taxes, C.A.M. and insurance in the building known as

                    95 JEFRYN BOULEVARD, DEER PARK, NY 11729

to be used and occupied by the Tenant

                        OFFICE SPACE & WAREHOUSE STORAGE

and for no other purpose, for a term to commence on October 1, 2000 and to end on September 31, 2010 unless sooner terminated as hereinafter provided, at the ANNUAL RENT of

                               SEE ATTACHED RIDER

all payable in equal monthly instalments in advance on the first day of each and every calendar month during said term, except the first instalment, which shall be paid upon the execution hereof.



                           THE TENANT JOINTLY AND SEVERALLY COVENANTS:

                           FIRST.--That the Tenant will pay the rent as above
                  provided.

REPAIRS                    SECOND.--That, throughout said term the Tenant will
                  take good care of the demised premises, fixtures and
ORDINANCES        appurtenances, and all alterations, additions and improvements
AND               to either; make all repairs in and about the same necessary to
VIOLATIONS        preserve them in good order and condition, which repairs shall be, in quality and class, equal to the original work; promptly
ENTRY             pay the expense of such repairs; suffer no waste or injury;
                  give prompt notice to the Landlord of any fire that may occur;
INDEMNIFY         execute and comply with all laws, rules, orders, ordinances
LANDLORD          and regulations at any time issued or in force (except those requiring structural alterations), applicable to the demised premises or to the Tenant's occupation thereof, of the
                  Federal, State and Local Governments, and of each and every department, bureau and official thereof, and of the New York
                  Board of Fire Underwriters; permit at all times during usual business hours, the Landlord and representatives of the
                  Landlord to enter the demised premises for the purpose of
                  inspection, and to exhibit them for purposes of sale or
                  rental; suffer the Landlord to make repairs and improvements to all parts of the building, and to comply with all orders and requirements of governmental authority applicable to said building or to any occupation thereof; suffer the Landlord to erect, use, maintain, repair and replace pipes and conduits in the demised premises and to the floors above and below;
                  forever indemnify and save harmless the Landlord for and
                  against any and all liability, penalties, damages, expenses and judgments arising from injury during said term to
                  person or property of any nature, occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, guests, agents, assigns or undertenants of the Tenant and also for any matter or thing growing out of the occupation of the demised premises or of the streets,
                  sidewalks or vaults adjacent thereto; permit, during the six months next prior to the expiration of the term the usual
                  notice "To Let" to be placed and to remain unmolested in a conspicuous place upon the exterior of the demised premises;
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                  repair, at or before the end of the term, all injury done by the installation or removal of furniture and property; and at the end of the term, to quit and surrender the demised premises with all alterations, additions and improvements in good order and condition.

MOVING                     THIRD.--That the Tenant will not disfigure or deface
INJURY            any part of the building, or suffer the same to be done,
SURRENDER         except so far as may be necessary to affix such trade fixtures as are herein consented to by the Landlord; the Tenant will not obstruct, or permit the obstruction of tile street or the sidewalk adjacent thereto; will not do anything, or suffer
NEGATIVE          anything to be done upon the demised premises which will
COVENANTS         increase the rate of fire insurance upon the building or any of its contents, or be liable to cause structural injury to said building; will not permit the accumulation of waste or refuse matter, and will not, without the written consent of the Landlord first obtained in each case, either sell, assign, mortgage or transfer this lease, underlet the demised premises
OBSTRUCTION       or any part thereof, permit the same or any part thereof to be
SIGNS             occupied by anybody other than the Tenant and the Tenant's employees, make any alterations in the demised premises, use the demised premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed
AIR               extra hazardous on account of tire risk, nor in violation of
CONDITIONING      any law or ordinance. That the Tenant will not obstruct or permit the obstruction of the light, halls, stairway or entrances to the building, and will not erect or inscribe any sign, signals or advertisements unless and until the style and location thereof have been approved by the Landlord; and if any be erected or inscribed without such approval, the Landlord may remove the same. No water cooler, air conditioning unit or system or other apparatus shall be installed or used without the prior written consent of Landlord.

                           IT IS MUTUALLY COVENANTED AND AGREED, THAT

FIRE CLAUSE                FOURTH.--If the demised premises shall be partially
                  damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, the damages shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is usable by Tenant. But ff such partial damage is due to the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, without prejudice to any other rights arid remedies of Landlord and without prejudice to the rights of subrogation of Landlord's insurer, the damages shall be repaired by Landlord but there shall be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles", or any other cause beyond Landlord's control. If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety (90) days after such fire or other cause, give Tenant a notice in writing of such decision, which notice shall be given as in Paragraph Twelve hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, arid Tenant shall vacate the demised premises arid surrender the same to Landlord. If Tenant shall not be in default under this lease then, upon the termination of this lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty. Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant the debris shall be removed by, and at the expense of, Tenant.

EMINENT                    FIFTH.--If the whole or any part of the premises
DOMAIN hereby demised shall be taken or condemned by any competent authority for any public use or purpose then the term hereby granted shall cease from the time when possession of the part so taken shall be required for such public purpose and without apportionment of award, the Tenant hereby assigning to the Landlord all right and claim to any such award, the current rent, however, in such case to be apportioned.

LEASE NOT                  SIXTH.--If, before the commencement of the term, the
IN EFFECT         Tenant be adjudicated a bankrupt, or make a "general
                  assignment," or take the benefit of any insolvent act, or if a
DEFAULTS          Receiver or Trustee be appointed for the Tenant's property, or if this lease or the estate of the Tenant hereunder be
TEN DAY           transferred or pass to or devolve upon any other person or
NOTICE            corporation, or if the Tenant shall default in the performance
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                  of any agreement by the Tenant contained in any other lease to the Tenant by the Landlord or by any corporation of which an officer of the Landlord is a Director, this lease shall
                  thereby, at the option of the Landlord, be terminated and in that case, neither the Tenant nor anybody claiming under the
                  Tenant shall be entitled to go into possession of the demised premises. If after the commencement of the term, any of the events mentioned above in this subdivision shall occur, or if
                  Tenant shall make default in fulfilling any of the covenants of this lease, other than the covenants for the payment of rent or "additional rent" or if the demised premises become vacant or deserted, the Landlord may give to the Tenant ten days' notice of intention to end the term of this lease, and thereupon at the expiration of said ten days' (if said
                  condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely
                  dated for the expiration of the term and the Tenant will then quit and surrender the demised premises to the Landlord, but the Tenant shall remain liable as hereinafter provided.
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THE POSSESSION             If the Tenant shall make default in the payment of
BY LANDLORD       rent reserved hereunder, or any item of "additional rent"
                  herein mentioned, or any part of either or in making any other
RE-LETTING        payment herein provided for, or if the notice last above
                  provided for shall have been given and if the condition which
WAIVER            was the basis of said notice shall exist at the expiration of
BY TENANT         said ten days' period, the Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise without being liable to indictment, prosecution or damages therefore, and re-possess and enjoy said premises together with all additions, alterations and improvements. In any such case or in the event that this lease be "terminated" before the commencement of the term, as above provided, the Landlord may either re-let the demised premises or any part or parts thereof for the Landlord's own account, or may, at the Landlord's option, re-let the demised premises or any part or parts thereof as the agent if the Tenant, and receive the rents therefor, applying the same first to then payment of such expenses as the Landlord may have incurred, and them to the fulfillment of the covenants of the Tenant herein, and the balance, if any, at the expiration of the term first above provided for, shall be paid to the Tenant. Landlord may rent the premises for a term extending beyond the term hereby granted without releasing Tenant from any liability. In the event that the term of this lease shall expire as above in this subdivision "Sixth" provided, or terminate by summary proceedings or otherwise, and if the Landlord shall not re-let the demised premises for the Landlord's own account, then, whether or not the premises be re-let, the Tenant shall remain liable for, and the Tenant hereby agrees to pay to the Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and "additional rent" reserved herein, less the avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The Tenant hereby expressly waives any and all right of redemption in case the Tenant shall be dispossessed by judgment or warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by the Landlord against the Tenant in respect to the demised premises. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

REMEDIES ARE               In the event of a breach or threatened breach by the
CUMULATIVE        Tenant of any of the covenants or provisions hereof, the
                  Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for.

LANDLORD                   SEVENTH.-If the Tenant shall make default in the
MAY               performance of any covenant herein contained, the Landlord may
PERFORM           immediately, or at any time thereafter, without notice,
                  perform the same for the account of the Tenant. If a notice of
ADDITIONAL        mechanic's lien be filed against the demised premises or
RENT              against premises of which the demised premises are part, for, or purporting to be for, labor or material alleged to have been furnished, or to be furnished to or for the Tenant at the demised premises, and if the Tenant shall fail to take such action as shall cause such lien to be discharged within fifteen days after the filing of such notice, the Landlord may pay the amount of such lien or discharge the same by deposit or by bonding proceedings, and in the event of such deposit or bonding proceedings, the Landlord may require the lienor to prosecute an appropriate action to enforce the lienor's claim.
                  In such case, the Landlord may pay any judgment recovered on such claim. Any amount paid or expense incurred by the Landlord as in this subdivision of this lease provided, and any amount as to which the Tenant shall at any time be in default for or in respect to the use of water, electric current or sprinkler supervisory service, and any expense incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision hereof, or in defending any such action, shall be deemed to be "additional rent" for the demised premises, and shall be due and payable by the Tenant to the Landlord on the first day of the next following month, or, at the option of the Landlord, on the first day of any succeeding month. The receipt by the Landlord of any instalment of the regular stipulated rent hereunder or any of said "additional rent" shall not be a waiver of any other "additional rent" then due.

AS TO                      EIGHTH.-The failure of the Landlord to insist, in any
WAIVERS one or more instances upon a strict performance of any of the covenants of this lease, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord.

COLLECTION                 NINTH.-If this lease be assigned, of if the demised
OF RENT           premises or any part thereof be underlet or occupied by
FROM OTHERS       anybody other than the Tenant the Landlord may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, and no such collection shall be deemed a waiver of the covenant herein against assignment and underletting, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.

MORTGAGES                  TENTH.-This lease shall be subject and subordinate
                  at all times, to the lien of the mortgages now on the demised premises, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The Tenant will execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute and deliver any such instrument or instruments for the Tenant.

IMPROVEMENTS               ELEVENTH.-All improvements made by the Tenant to or
                  upon the demised premises, except said trade fixtures, shall when made, at once be deemed to be attached to the freehold, and become the property of the Landlord, and at the end or other expiration of the terms, shall be surrendered to the Landlord in as good order and condition as they were when installed, reasonable wear and damages by the elements excepted.

NOTICES                    TWELFTH.-Any notice or demand which under the terms
                  of this lease or under any statute must or may be given or made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail addressed to the respective parties at the addresses set forth in this lease.

NO LIABILITY               THIRTEENTH.-The Landlord shall not be liable for any
                  failure of water supply or electrical current, sprinkler damage, or failure of sprinkler service, nor for injury or damage to person or property caused by the elements or by other tenants or persons in said building, or resulting from steam, gas, electricity, water, rain or snow, which may leak or flow from any part of said buildings, or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, nor for interference with light or other incorporeal hereditaments by anybody other than the Landlord, or caused by operations by or for a governmental authority in construction of any public or quasi-public work, neither shall the Landlord be liable for any latent defect in the building.

NO                         FOURTEENTH.-No diminution or abatement of rent, or
ABATEMENT         other compensation shall be claimed or allowed for
                  inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various
                  "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or, any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent.
                  Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

RULES, ETC.                FIFTEENTH.-The Landlord may prescribe and regulate
                  the placing of safes, machinery, quantities of merchandise and other, things. The Landlord may also prescribe and regulate which elevator and entrances shall be used by the Tenant's employees, and for the Tenant's shipping. The Landlord may make such other and further rules and regulations as, in the Landlord's judgment, may from time to time be needful for the safety, care or cleanliness of the building, and for the preservation of good order therein. The Tenant and the employees and agents of the Tenant will observe and conform to all such rules and regulations.

SHORING OF                 SIXTEENTH.-In the event that air excavation shall be
WALLS made for building or other purposes upon land adjacent to the demised premises or shall be contemplated to be made, the Tenant shall afford to the person or persons causing or to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person or persons shall deem to be necessary to preserve the wall or walls, structure or structures upon the demised premises from injury and to support the same by proper foundations.

VAULT SPACE                SEVENTEENTH.-No vaults or space not within the
                  property line of the building are leased hereunder. Landlord makes no representation as to the location of the property line of the building. Such vaults or space as Tenant may be permitted to use or occupy are to be used or occupied under a revocable license and if such license be revoked by the Landlord as to the use of part or all of the vaults or space Landlord shall not be subject to any liability. Tenant shall not be entitled to any compensation or reduction in rent nor shall this be deemed constructive or actual eviction. Any tax, fee or charge of municipal or other authorities for such vaults or space shall be paid by the Tenant for the period of the Tenant's use or occupancy thereof.

ENTRY                      EIGHTEENTH.-That during seven months prior to the
                  expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view the premises until rented; and the Landlord and the Landlord's agents shall be permitted at any time during the terms to visit and examine them at any reasonable hour of the day, and workmen may enter at any time, when authorized by the Landlord or the Landlord's agents, to make or facilitate repairs in any part of the building; and if the said Tenant shall not be personally present to open and permit an entry into said premises at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents may forcibly enter the same without rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease; it is, however, expressly understood that the right and authority hereby reserved, does not impose, nor does the Landlord assume, by reason thereof, any responsibility or liability whatsoever for the care or supervision of said premises, or any of the pipes, fixtures, appliances or appurtenances therein contained or therewith in any manner connected.

NO REPRE-                  NINETEENTH.-The Landlord has made no representations
SENTATIONS        or promises in respect to said building or to the demised
                  premises except those contained herein, and those, if any, contained in some written communication to the Tenant, signed by the Landlord. This instrument may not be changed, modified, discharged or terminated orally.

ATTORNEY'S                 TWENTIETH.-If the Tenant shall at any time be in
FEES default hereunder, and if the Landlord shall institute an action or summary proceeding against the Tenant based upon such default, then the Tenant will reimburse the Landlord for the expense of attorneys' fees and disbursements thereby incurred by the Landlord, so far as the same are reasonable in amount. Also so long as the Tenant shall be a tenant hereunder the amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

POSSESSION                 TWENTY-FIRST.-Landlord shall not be liable for
                  failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy, or due to a prior Tenant wrongfully holding over for any other person wrongfully in possession or for any other reason: in such event the term shall not commence until possession is given or is available but the term herein shall not be extended.

                           THE TENANT FURTHER COVENANTS:

IF A FIRST                 TWENTY-SECOND.--If the demised premises or any part
FLOOR thereof consist of a store or of a first floor, or of any part thereof, the Tenant will keep the sidewalk and curb in front thereof clean at all times and free from snow and ice, and will keep insured in favor of the Landlord, all plate glass therein and furnish the Landlord with policies of insurance covering the same.

INCREASED                  TWENTY-THIRD.-If by reason of the conduct upon the
FIRE              demised premises of a business not herein permitted, or if by
INSURANCE         reason of the improper or careless conduct of any business
RATE              upon or use of the demised premises, the fire insurance rate shall at any time be higher than it otherwise would be, then the Tenant will reimburse the Landlord, as additional rent hereunder, for that part of all fire insurance premiums hereafter paid out by the Landlord which shall have been charged because of the conduct of such business not so permitted, or because of the improper or careless conduct of any business upon or use of the demised premises, and will make such reimbursement upon the first day of the month following such outlay by the Landlord; but this covenant shall not apply to a premium for any period beyond the expiration date of this lease, first above specified. In any action or proceeding wherein the Landlord and Tenant are parties, a schedule or "make up" of rate for the building on the demised premises, purporting to have been issued by New York Fire
                  Insurance Exchange, or other body making fire insurance rates for the insured premises, shall be prima facie evidence of the facts therein stated and of the several items and charges included in the fire insurance rate then applicable to the demised premises.

WATER RENT                 TWENTY-FOURTH.-If a separate water meter be installed
                  for the demised premises, or any part thereof, the Tenant will
SEWER keep the same in repair and pay the charges made by the municipality or water supply company for or in respect to the consumption of water, as and when bills therefor are rendered. If the demised premises, or any part thereof, be supplied with water through a meter which supplies other premises, the Tenant will pay to the Landlord, as and when bills are rendered therefor, the Tenant's proportionate part of all charges which the municipality or water supply company shall make for all water consumed through said meter, as indicated by said meter. Such proportionate part shall be fixed by apportioning the respective charge according to floor area against all of the rentable floor area in the building (exclusive of the basement) which shall have been occupied during the period of the respective charges, taking into account the period that each part of such area was occupied. Tenant agrees to pay as additional rent the Tenant's proportionate part, determined as aforesaid, of the sewer rent or charge imposed or assessed upon the building of which the premises are a part.

ELECTRIC                   TWENTY-FIFTH.-That the Tenant will purchase from the
CURRENT Landlord, if the Landlord shall so desire, all electric current that the Tenant requires at the demised premises, and will pay the Landlord for the same, as the amount of consumption shall be indicated by the meter furnished therefor. The price for said current shall be the same as that charged for consumption similar to that of the Tenant by the company supplying electricity in the same community. Payments shall be due as and when bills shall be rendered. The Tenant shall comply with like rules, regulations and contract provisions as those prescribed by said company for a consumption similar to that of the Tenant.

SPRINKLER                  TWENTY-SIXTH.-If there now is or shall be installed
SYSTEM in said building a "sprinkler system" the Tenant agrees to keep the appliances thereto in the demised premises in repair and good working condition, and if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the State or local government requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or if such changes, modifications, alterations, additional sprinkler heads or other equipment in the demised premises are necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance Company the Tenant will at the Tenant's own expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. As additional rent hereunder the Tenant will pay to the Landlord annually in advance throughout the term $__________, toward the contract price for sprinkler supervisory service.

SECURITY                   TWENTY-SEVENTH.-The sum of $__________ Dollars is
                  deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to said Tenant.

NUISANCE                   TWENTY-EIGHTH.-This lease is granted and accepted on
                  the especially understood and agreed condition that the Tenant will conduct its business in such a manner, both as regards noise and kindred nuisances, as will in no wise interfere with, annoy or disturb any other tenants in the conduct of their several businesses, or the landlord in the management of the building; under penalty of forfeiture of this lease and consequential damages.

BROKERS                    TWENTY-NINTH.-The Landlord hereby recognizes
COMMISSIONS       ___________ as the broker who negotiated and consummated this lease with the Tenant herein, and agrees that if, as, and when the Tenant exercises the option, if any contained herein to renew this lease, or fails to exercise the option, if any, contained therein to cancel this lease, the Landlord will pay to said broker a further commission in accordance with the rules and commission rates of the Real Estate Board in the community. A sale, transfer, or other disposition of the Landlord's interest in said lease shall not operate to defeat the Landlord's obligation to pay the said commission to the said broker. The Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and consummated this lease with the Tenant.

WINDOW                     THIRTIETH.-The Tenant agrees that it will not
CLEANING require, permit, suffer, nor allow the cleaning of any window, or windows, in the demised premises from the outside (within the meaning of Section 202 of the Labor Law) unless the equipment and safety devices required by law, ordinance, regulation or rule, including, without limitation, Section 202 of the New York Labor Law, are provided and used, and unless the rules, or any supplemental rules of the Industrial Board of the State of New York are fully complied with; and the Tenant hereby agrees to indemnify the Landlord, Owner, Agent, Manager and/or Superintendent, as a result of the Tenant's requiring, permitting, suffering or allowing any window, or windows in the demised premises to be cleaned from the outside in violation of the requirements of the aforesaid laws, ordinances, regulations and/or rules.

VALIDITY                   THIRTY-FIRST.-The invalidity or unenforceability of
                  any provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.

EXECUTION                  THIRTY-SECOND.-In order to avoid delay, this lease
& DELIVERY        has been prepared and submitted to the Tenant for signature
OF LEASE          with the understanding that it shall not bind the Landlord unless and until it is executed and delivered by the Landlord.

EXTERIOR OF                THIRTY-THIRD.-The Tenant will keep clean and polished
PREMISES all metal, trim, marble and stonework which are a part of the exterior of the premises, using such materials and methods as the Landlord may direct, and if the Tenant shall fail to comply with the provisions of this paragraph, the Landlord may cause such work to be done at the expense of the Tenant.

PLATE GLASS                THIRTY-FOURTH.-The Landlord shall replace at the
                  expense of the Tenant any and all broken glass in the skylights, doors and walls in and about the demised premises. The Landlord may insure and keep insured all plate glass in the skylights, doors and walls in the demised premises, for and in the name of the Landlord and bills for the premiums therefor shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be, and shall be paid as, additional rent.

WAR                        THIRTY-FIFTH.-This lease and the obligation of Tenant
EMERGENCY         to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because
                  Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

                           THE LANDLORD COVENANTS

QUIET                      FIRST.-That if and so long as the Tenant pays the
POSSESSION        rent and "additional rent" reserved hereby, and performs and observes the covenants and provisions hereof, the Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this lease, and to the mortgages above mentioned, provided however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.

ELEVATOR                   SECOND.-Subject to the provisions of Paragraph
                  "Fourteenth" above the Landlord will furnish the following
HEAT respective services: (a) Elevator service, if the building shall contain an elevator or elevators, on all days except Sundays and holidays, from __________ A.M. to __________ P.M. and on Saturdays from __________ A.M. to __________ P.M.; (b)
                  Heat, during the same hours on the same days in the cold season in each year.



                           And it is mutually understood and agreed that the
                  covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

                           IN WITNESS WHEREOF, the Landlord and Tenant have
                  respectively signed and sealed these presents the day and year first above written.


                                           /s/ Mark Siegel                [L.S.]
                                           -------------------------------
                                                                        Landlord

IN PRESENSE OF:


                                           /s/ Ira Levy                   [L.S.]
                                           -------------------------------
                                                                          Tenant

                  ACKNOWLEDGMENT IN NEW YORK STATE (RPL 309-a)

State of New York, County of                              ss.:

On                                before me, the undersigned,
personally appeared

personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                      ----------------------------------------------------------
                      (signature and office of individual taking acknowledgment)


                ACKNOWLEDGMENT OUTSIDE NEW YORK STATE (RPL 309-b)

State of                  County of                       ss.:

On                                before me, the undersigned,
personally appeared

personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in

(insert city or political subdivision and state or county or other place acknowledgment taken)

                      ----------------------------------------------------------
                      (signature and office of individual taking acknowledgment)
                        ACKNOWLEDGMENT BY SUBSCRIBING WITNESS(ES)

State of                        } ss:
County of                       }

On                                before me, the undersigned,
personally appeared

the subscribing witness(es) to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he/she/they reside(s) in (if the place of residence is in a city include the street and street number, if any, thereof);




that he/she/they know(s)

to be the individual(s) described in and who executed the foregoing instrument; that said subscribing witness(es) was (were) present and saw said execute the same; and that said witness(es) at the same time subscribed his/her/their name(s) as a witness(es) thereto.
([ ] if taken outside New York State insert city or political subdivision and state or country or other place acknowledgment taken And that said subscribing witness(es) made such appearance before the undersigned in

-----------------------------------   ------------------------------------------

                                                                               )
-----------------------------------   -----------------------------------------



                     -----------------------------------------------------------
                     (signature and office of individual taking acknowledgement)


================================================================================

BUILDING:       Great American Realty of
                95 Jefryn Boulevard, LLC
                95 Jefryn Blvd., Deer Park, NY 11729

PREMISES:
                -------------------------------------

================================================================================

                            GREAT AMERICAN REALTY
                            OF 95 JEFRYN BLVD., LLC
                            2131 NEWBRIDGE ROAD
                            BELLMORE, NY 11710
                                                        Landlord

                                       to

                            SURGE COMPONENTS
                            95 JEFRYN BLVD.
                            DEER PARK, NY 11710
                                                        Tenant


================================================================================

                                     LEASE

================================================================================





================================================================================


                                    GUARANTY


         In consideration of the letting of the premises within mentioned to the Tenant within named, and of the sum of One Dollar, to the undersigned in hand paid by the Landlord within named, the undersigned hereby guarantees to the Landlord and to the heirs, successors and/or assigns of the Landlord, the payment by the Tenant of the rent, within provided for, and the performance by the Tenant of all of the provisions of the within lease. Notice of all defaults is waived, and consent is hereby given to all extensions of time that any Landlord may grant.

Dated,

State of New York, County of           ss.: ACKNOWLEDGMENT RPL309-a (Do not use
outside New York State)

On                           before me, the undersigned, personally appeared

personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                      ----------------------------------------------------------
                      (signature and office of individual taking acknowledgment)


RIDER TO LEASE DATED THE 1ST DAY OF OCTOBER, 2000, BETWEEN GREAT AMERICAN REALTY OF 95 JEFRYN BLVD., LLC, LANDLORD AND SURGE COMPONENTS, AS TENANT.

36TH. THAT THE TENANT SHALL PAY THE ANNUAL RENT OF:

         1) $87,187.56 FOR THE FIRST YEAR OF THIS LEASE COMMENCING OCTOBER 1, 2000 THROUGH SEPTEMBER 31, 2001 SAID RENT TO BE PAID IN EQUAL MONTHLY PAYMENTS IN ADVANCE ON THE FIRST DAY OF EACH AND EVERY MONTH IN THE SUM OF $7,265.63

         2) $89,803.20 FOR THE SECOND YEAR OF THIS LEASE COMMENCING OCTOBER 1, 2001 THROUGH SEPTEMBER 31, 2002 SAID RENT TO BE PAID IN EQUAL MONTHLY PAYMENTS IN ADVANCE ON THE FIRST DAY OF EACH AND EVERY MONTH IN THE SUM OF $7,483.60

         3) $92,497.32 FOR THE THIRD YEAR OF THIS LEASE COMMENCING OCTOBER 1, 2002 THROUGH SEPTEMBER 31, 2003 SAID RENT TO BE PAID IN EQUAL MONTHLY PAYMENTS IN ADVANCE ON THE FIRST DAY OF EACH AND EVERY MONTH IN THE SUM OF $7,708.11

         4) $95,272.20 FOR THE FOURTH YEAR OF THIS LEASE COMMENCING OCTOBER 1, 2003 THROUGH SEPTEMBER 31, 2004 SAID RENT TO BE PAID IN EQUAL MONTHLY PAYMENTS IN ADVANCE ON THE FIRST DAY OF EACH AND EVERY MONTH IN THE SUM OF $7,939.35

         5) $98,130.36 FOR THE FIFTH YEAR OF THIS LEASE COMMENCING OCTOBER 1, 2004 THROUGH SEPTEMBER 31, 2005 SAID RENT TO BE PAID IN EQUAL MONTHLY PAYMENTS IN ADVANCE ON THE FIRST DAY OF EACH AND EVERY MONTH IN THE SUM OF $8,177.53

         6) $101,074.32 FOR THE SIXTH YEAR OF THIS LEASE COMMENCING OCTOBER 1, 2005 THROUGH SEPTEMBER 31, 2006 SAID RENT TO BE PAID IN EQUAL MONTHLY PAYMENTS IN ADVANCE ON THE FIRST DAY OF EACH AND EVERY MONTH IN THE SUM OF $8,422.86

         7) $104,106.60 FOR THE SEVENTH YEAR OF THIS LEASE COMMENCING OCTOBER 1, 2006 THROUGH SEPTEMBER 31, 2007 SAID RENT TO BE PAID IN EQUAL MONTHLY PAYMENTS IN ADVANCE ON THE FIRST DAY OF EACH AND EVERY MONTH IN THE SUM OF $8,675.55

         8) $107,229.84 FOR THE EIGHTH YEAR OF THIS LEASE COMMENCING OCTOBER 1, 2007 THROUGH SEPTEMBER 31, 2008 SAID RENT TO BE PAID IN EQUAL MONTHLY PAYMENTS IN ADVANCE ON THE FIRST DAY OF EACH AND EVERY MONTH IN THE SUM OF $8,935.82

         9) $110,446.68 FOR THE NINTH YEAR OF THIS LEASE COMMENCING OCTOBER 1, 2008 THROUGH SEPTEMBER 31, 2009 SAID RENT TO BE PAID IN EQUAL MONTHLY PAYMENTS IN ADVANCE ON THE FIRST DAY OF EACH AND EVERY MONTH IN THE SUM OF $9,203.89

         10) $113,760.12 FOR THE TENTH YEAR OF THIS LEASE COMMENCING OCTOBER 1, 2009 THROUGH SEPTEMBER 31, 2010 SAID RENT TO BE PAID IN EQUAL MONTHLY PAYMENTS IN ADVANCE ON THE FIRST DAY OF EACH AND EVERY MONTH IN THE SUM OF $9,480.01

         10 YEAR LEASE, 3% INCREASES.

         37TH. THE TENANT AGREES AT ITS OWN COST AND EXPENSE TO PAY FOR AND PROVIDE ALL HEAT, AIR CONDITIONING, ELECTRICITY, GAS WATER, FUEL, ALL UTILITIES, TRASH REMOVAL AND SERVICES USED AND CONSUMED BY IT AND TO KEEP THE DEMISED PREMISES IN A NEAT AND ORDERLY FASHION BEING THE UNDERSTANDING AND INTENTION OR THE PARTIES HERETO THAT THE TENANT HIRES THE PREMISES AND THE LANDLORD RENTS THE PREMISES TO THE TENANT WITHOUT ANY SERVICE OF ANY KIND WHATSOEVER. IN THE EVENT

THAT THE PREMISES HAS A SEPARATE SEPTIC TANK OR CESSPOOL THE TENANT SHALL MAINTAIN, REPAIR OF REPLACE THE SAME AT TENANT'S OWN COST AND EXPENSE.

         38TH. THE TENANT AT ITS OWN COST AND EXPENSE AGREES TO PROVIDE AND TO KEEP IN FULL FORCE AND EFFECT DURING THE TERMS OF THIS LEASE FOR THE BENEFIT OF THE LANDLORD, GENERAL LIABILITY INSURANCE IN STANDARD FROM PROTECTING THE LANDLORD AGAINST AND LIABILITY WHATSOEVER OCCASIONED BY ACCIDENT IN OR ABOUT THE DEMISED PREMISES. THE LANDLORD SHALL BE NAMED AS AN ADDITIONAL INSURED THEREUNDER AND SHALL BE PROTECTED AGAINST ALL LIABILITY OCCASIONED BY ANY OCCURRENCE INSURED AGAINST. SUCH POLICY OR POLICIES SHALL COVER THE LEASED PREMISES AND SHALL PROVIDE FOR ALL LEASE THIRTY (30) DAY'S NOTICE TO THE LANDLORD BEFORE CANCELLATION OR NON-RENEWAL. A CERTIFICATION THEREOF SHALL BE DELIVERED TO THE LANDLORD. SAID INSURANCE POLICY(S) SHALL PROVIDE FOR THE FOLLOWING MINIMUM COVERAGES: $1,000,000.00 COMBINED SINGLE LIMITS (CSL) COVERAGE FOR ANY ONE OCCURRENCE. IN THE EVENT THE TENANT FAILS TO EFFECT SUCH INSURANCE, OR FAILS TO MAINTAIN THE SAME, THE LANDLORD MAY ELECT TO OBTAIN THE SAME AND ADD THE COST THEREOF TO THE INSTALLMENT OF RENT FOR THE MONTH NEXT ENSURING AND THE AMOUNT THEREOF SHALL BE DEEMED ADDITIONAL RENT.

         39TH. THE TENANT SHALL MAINTAIN INSURANCE COVERING DAMAGE TO ITS OWN PERSONAL PROPERTY SITUATED UPON THE PREMISES, AS WELL AS DAMAGE TO THE PERSONAL PROPERTY UPON THE PREMISES BELONGING TO THIRD PERSONS, AND WILL UNDER ANY CIRCUMSTANCES, HOLD THE LANDLORD HARMLESS AND FREE FROM ANY CLAIM FOR DAMAGE TO SUPPLIES, EQUIPMENT, OR OTHER GOODS UPON THE PREMISES.

         40TH. TENANT SHALL, AT ITS OWN COST AND EXPENSE, PROMPTLY REPLACE ANY BROKEN GLASS IN THE PREMISES.

         41ST. ALL OF THE INSURANCE POLICIES PROVIDED FOR IN THIS LEASE SHALL BE DELIVERED TO THE LANDLORD WITHIN FIFTEEN (15) DAYS AFTER THE COMMENCEMENT OF THE TERMS OF THIS AGREEMENT. UPON THE FAILURE OF THE TENANT TO DO SO DEPOSIT ANY OF SAID POLICIES, THE LANDLORD SHALL HAVE THE PRIVILEGE TO PROCURE SAID INSURANCE ON ITS OWN APPLICATION THEREFORE, AND THE AMOUNT OF THE PREMIUM, IF PAID BY THE LANDLORD, SHALL BE DUE AND PAYABLE WITH THE RENT INSTALLMENT NEXT DUE AND SHALL BE CONSIDERED AS ADDITIONAL RENT RESERVED HEREUNDER, COLLECTIBLE WITH THE SAME REMEDIES AS IF ORIGINALLY RESERVED AS RENT HEREUNDER.

         42ND . THE TENANT SHALL TAKE GOOD CARE OF THE DEMISED PREMISES AND SHALL AT TENANT'S OWN COST AND EXPENSE MAKE ALL REPAIRS AND BE SOLELY RESPONSIBLE AT ITS OWN COST AND EXPENSE FOR THE PROPER MAINTENANCE, REPAIR AND REPLACEMENT OF THE FIXTURES, APPLIANCES, SERVICES AND UTILITIES IN THE DEMISED PREMISES INCLUDING BUT NOT LIMITED TO THE PLUMBING, HEATING, ELECTRICAL, SPRINKLER, AIR CONDITIONING AND THE GAS, WATER AND ELECTRIC METERS AND INSTALLATIONS PERTAINING THERETO, AND VENT AND CHIMNEY EQUIPMENT AND INSTALLATIONS AND ALL STRUCTURAL PARTS OF THE DEMISED PREMISES TO WHICH SUCH EQUIPMENT AND INSTALLATIONS ARE ATTACHED THROUGH, IT RESPONSIBLE FOR EXTERIOR STRUCTURAL REPAIRS OF THE BUILDING AND ROOF ONLY.

         43RD. THE TENANT SHALL MAINTAIN THE DEMISED PREMISES IN A CLEAN AND ORDERLY FASHION. IN THE EVENT OF THE TENANT'S FAILURE TO KEEP THE PREMISES IN A CLEAN AND ORDERLY FASHION, BOTH INTERIOR AND EXTERIOR, THE LANDLORD SHALL HAVE THE RIGHT, UPON TWENTY (20) DAYS WRITTEN NOTICE AND DEMAND TO THE TENANT, TO MAKE ANY NECESSARY REPAIRS OR CAUSE THE PREMISES TO BE CLEANED AT THE EXPENSE OF THE TENANT, AND THE AMOUNT SO EXPENDED BY THE LANDLORD SHALL CONSTITUTE ADDITIONAL RENT TO BE PAID BY TENANT TO THE LANDLORD, TOGETHER WITH THE NEXT ENSUING RENT PAYMENT.

         44TH. THE TENANT SHALL HAVE THE RIGHT TO MAKE INTERIOR, NONSTRUCTURAL CHANGES, BUT THE SAME SHALL BE MADE ONLY WITH THE CONSENT OF THE LANDLORD, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD. ONLY FIXTURES, EQUIPMENT AND APPLIANCES WHICH ARE SERVICEABLE AND IN GOOD CONDITION SHALL BE INSTALLED BY OR ON BEHALF OF TENANT AND SAME SHALL BE INSTALLED IN A GOOD WORKMANLIKE MANNER. ANY PAINTING OR DECORATING NECESSARY OR REQUIRED AT ANY TIME TO BE DONE IN THE DEMISED PREMISES SHALL BE DONE BY THE TENANT AT ITS OWN COST AND EXPENSE. WHENEVER REQUIRED TENANT SHALL PROVIDE LANDLORD WITH A CERTIFICATE OF ELECTRICAL INSPECTION AND APPROVAL FROM THE NEW YORK BOARD OF FIRE UNDERWRITERS, OR SUCH OTHER FIRE UNDERWRITERS AS MAY BE OPERATIVE IN THE COUNTY OF NASSAU. IF TENANT MAKES ANY INTERIOR ALTERATIONS OR INSTALLATIONS, THE SAME SHALL BE DONE AT TENANT'S SOLE COST AND EXPENSE IN ACCORDANCE WITH THE LAWS AND ORDINANCES APPLYING TO THE SAME. ANY ALTERATIONS, INSTALLATIONS ADDITIONS AND IMPROVEMENTS MADE AND INSTALLED BY TENANT IN THE DEMISED PREMISES, SHALL IMMEDIATELY BECOME AND BE THE PROPERTY OF THE LANDLORD WITHOUT PAYMENT THEREFORE AND SHALL REMAIN UPON AND BE SURRENDERED WITH THE DEMISED PREMISES IN GOOD WORKING ORDER REASONABLE WEAR AND TEAR EXCEPTED. TENANT SHALL, AT ITS OWN COST AND EXPENSE, OBTAIN THE NECESSARY PERMITS, CERTIFICATES OF OCCUPANCY AND/OR CERTIFICATES OF COMPLETION FOR ANY AND ALL IMPROVEMENTS MADE TO THE SUBJECT PREMISES BY THE TENANT, IN THE EVENT SUCH ARE REQUIRED BY THE APPROPRIATE MUNICIPAL AUTHORITIES. THE LANDLORD SHALL NOT UNREASONABLY WITHHOLD CONSENT TO THE EXECUTION OF ANY DOCUMENT NECESSARY THEREFORE. PRIOR TO THE COMMENCEMENT OF ANY SUCH IMPROVEMENT THE TENANT SHALL FURNISH TO THE LANDLORD THE CONTRACTOR'S CERTIFICATES OF WORKER'S COMPENSATION INSURANCE AND GENERAL LIABILITY INSURANCE IN AN AMOUNT OF AT LEAST $1,000,000.00 NAMING THE LANDLORD AS AN ADDITIONAL INSURED. IN THE EVENT THE TENANT FAILS TO COMPLY HEREWITH, THE LANDLORD SHALL DO SO AT THE EXPENSE OF THE TENANT,. WHICH EXPENSE SHALL INCLUDE ANY AND ALL INSURANCE PREMIUMS, COSTS TO LEGALIZE THE SAID ADDITIONAL(S) AND THE LANDLORD'S ATTORNEY'S FEES, ALL OF THE FOREGOING BEING DEEMED AS ADDITIONAL RENT HEREUNDER. IF ANY MECHANIC'S LIEN OR LIENS ARE FILED AGAINST THE SUBJECT PREMISES FOR WORK DONE BY OR AT THE REQUEST OF THE TENANT OR FOR MATERIALS FURNISHED IN CONNECTION THEREWITH, THE TENANT SHALL, WITHIN THIRTY (30) DAYS AFTER THE FILING OF THE SAID LIEN, AND AT THE TENANT'S SOLE COST AND EXPENSE, CAUSE THE SAME TO BE REMOVED AND DISCHARGED BY PAYMENT, COURT ORDER OR BOND AS IS PROVIDED FOR BY LAW. IN THE EVENT THE TENANT FAILS TO SO CAUSE THE LIEN(S) TO BE DISCHARGED, THE LANDLORD MAY ELECT TO CANCEL THIS LEASE AND/OR CAUSE THE SAID LIENS TO BE PAID AND THE COSTS THEREOF, INCLUDING ALL REASONABLE ATTORNEYS FEES CONNECTED THEREWITH, SHALL BE DEEMED AS ADDITIONAL RENT FOR WHICH THE TENANT SHALL IMMEDIATELY BE RESPONSIBLE. TENANT WILL IN ALL RESPECTS INDEMNIFY AND HOLD THE LANDLORD HARMLESS FROM ANY CLAIM BY ANY SUBCONTRACTOR, MATERIALMAN OR LABORERS ENGAGED OR HIRED BY IT, AND FURTHER SPECIFICALLY AGREES THAT NO ALTERATIONS, INTERIOR OR EXTERIOR SHALL BE UNDERTAKEN BY THE LANDLORD WHICH SHALL NOT BE UNREASONABLY WITHHELD.

         45TH. ALL ALTERATIONS TO THE PROPERTY MADE OR INSTALLED IN SUCH A MANNER THAT THEIR REMOVAL WOULD CAUSE INJURY TO THE PROPERTY SHALL BE THE PROPERTY OF THE LANDLORD, AT THE OPTION OF THE LANDLORD, AND MAY NOT BE REMOVED WITHOUT THE CONSENT OF THE LANDLORD, TRADE FIXTURES EXCEPTED. TRADE FIXTURES SHALL BE DEEMED THE PROPERTY OF THE TENANT AND MAY BE REMOVED BY THE TENANT PROVIDED THAT ALL INJURY TO THE PROPERTY RESULTING THERE FROM SHALL BE REPAIRED AT THE EXPENSE OF THE TENANT. SHOULD THE TENANT VACATE THE SUBJECT PREMISES FOR ANY REASON WHATSOEVER, ALL PROPERTY LEFT IN THE SUBJECT PREMISES SHALL, AT THE OPTION OF THE LANDLORD, BE DEEMED ABANDONED BY THE SAID TENANT AND SHALL BECOME THE PROPERTY OF THE LANDLORD.

         46TH. IF THE TENANT SHALL AT ANY TIME BE IN DEFAULT HEREUNDER AND IF THE LANDLORD SHALL INSTITUTE ANY ACTION OR SUMMARY PROCEEDING OR SHALL OTHERWISE INCUR EXPENSE FOR LEGAL FEES AS A CONSEQUENCE OF TENANT'S DEFAULT OR DELAY IN MAKING PAYMENT OR IN COMPLYING WITH ANY TERM OR CONDITION OF THIS LEASE, THEN THE TENANT WILL BE LIABLE TO AND WILL REIMBURSE THE LANDLORD FOR SUCH REASONABLE EXPENSE OF ATTORNEY'S FEES AND DISBURSEMENTS THUS INCURRED BY LANDLORD. THE AMOUNT OF SUCH EXPENSES SHALL BE DEEMED TO BE "ADDITIONAL RENT" HEREUNDER AND SHALL BE DUE FROM THE TENANT TO THE LANDLORD ON THE FIRST DAY OF THE MONTH FOLLOWING THE INCURRING OF SUCH RESPECTIVE EXPENSES OR FOLLOWING DEMAND THEREFORE BY THE LANDLORD. IF THE TENANT SHALL ALLEGE OR CLAIM ANY DAMAGES RESULTING FROM ANY BREACH OR ALLEGED BREACH BY THE LANDLORD UNDER THE TERMS OF THIS LEASE OR ANY CLAIM OR ANY KIND WHATSOEVER ARISING IN FAVOR IF THE TENANT AGAINST THE LANDLORD, THE TENANT AGREES THAT SUCH CLAIM SHALL NOT BE ASSERTED AND MAY NOT BE ASSERTED AGAINST THE LANDLORD EITHER AS A COUNTERCLAIM, SET OFF OR DEFENSE IN ANY ACTION OR PROCEEDING BROUGHT BY THE LANDLORD AGAINST THE TENANT FOR THE NON-PAYMENT OF RENT OR RECOVERY OF POSSESSION OF THE DEMISED PREMISES. SUCH CLAIM BY THE TENANT AGAINST THE LANDLORD SHALL ONLY BE ENFORCED, PROSECUTED OR MAINTAINED BY A SEPARATED ACTION OR PROCEEDING INSTITUTED BY THE TENANT AGAINST THE LANDLORD, AND NOT TO BE CONSOLIDATED WITH ANY ACTION OR PROCEEDING BROUGHT BY LANDLORD TO RECOVER RENT OR TO RECOVER POSSESSION OR THE DEMISED PREMISES.

         47TH. ANY NOTICE BY EITHER PARTY TO THE OTHER SHALL BE DEEMED DULY GIVEN ONLY IF IN WRITING AND IF DELIVERED EITHER PERSONALLY OR IF SUCH NOTICE BE POSTED BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED (A) IF TO THE TENANT AT THE DEMISED PREMISES, AND (B) IF TO THE LANDLORD AT ITS ADDRESS HEREIN ABOVE STATED. IF EITHER PARTY ADMITS RECEIPT OF SUCH SHALL BE PRIVILEGED TO DESIGNATE A SUBSTITUTE ADDRESS FOR THE GIVING OF NOTICE TO IT HEREUNDER, BY GIVING NOTICE OF SUCH SUBSTITUTION IN ACCORDANCE WITH THE PROVISIONS OF THIS PARAGRAPH.

         48TH. IT IS MUTUALLY COVENANTED THAT IF THE LANDLORD SHALL REASONABLY PAY OR BE COMPELLED TO PAY ANY SUM OF MONEY OR SHALL REASONABLY PERFORM ANY ACT OR BE COMPELLED TO PERFORM ANY ACT, WHICH ACT SHALL REQUIRE THE PAYMENT OF ANY SUM OF MONEY, BY REASON OR THE FAILURE OF THE TENANT TO PERFORM ANY ONE OR MORE OF THE COVENANTS HEREIN CONTAINED, THE SUM OF SUMS SO PAID BY THE LANDLORD TOGETHER WITH ALL INTEREST, COSTS AND DAMAGES, SHALL BE ADDED TO RENT INSTALLMENTS NEXT DUE AND/SHALL BE COLLECTIBLE IN THE SAME MANNER AND WITH THE SAME REMEDIES AS IF ORIGINALLY RESERVED AS RENT HEREUNDER.

         49TH. THE LANDLORD HAS MADE NO REPRESENTATIONS OR WARRANTIES ANY KIND OR NATURE EXCEPT ARE SPECIFICALLY SET FORTH HEREIN AND THE PARTIES AGREE THAT THIS LEASE CONSTITUTES THE FULL AGREEMENT BY AND BETWEEN THEM. ANY HOLING OVER BY THE TENANT AFTER THE TERM OF THIS LEASE SHALL BE UNLAWFUL AND IN NO MANNER CONSTITUTE A RENEWAL OR EXTENSION OF THIS LEASE AGREEMENT. TENANT HAS INSPECTED THE SUBJECT PREMISES, KNOWS THE CONDITION THEREOF AND TAKES THE SAME "AS IS".

         50TH. THE SECURITY POSTED HEREUNDER (PARAGRAPH 27) SHALL BEAR NO INTEREST AND SHALL CONSIST OF AND BE EQUIVALENT TO TWO (2) MONTHS RENT AT ALL TIMES. NOT POSTED.

         51ST. IN THE EVENT THAT THE TENANT SHALL NOT HAVE PAID THE RENT ON OR BEFORE THE 5TH DAY OF THE MONTH DURING WHICH SAME IS DUE, THERE SHALL BE ADDED TO SUCH RENT, AS ADDITIONAL RENT, A LATE CHARGE OF FIVE PERCENT (5%) OF THE RENT DUE AND UNPAID. THE LANDLORD SHALL HAVE ALL RIGHTS WITH RESPECT TO THIS ADDITIONAL RENT AS FOR THE NON-PAYMENT OF ANY AND ALL OTHER RENTS DUE UNDER THE TERMS OF THIS LEASE. THE DEMAND FOR AND COLLECTION OF THE AFORESAID LATE CHARGE SHALL IN NO WAY BE DEEMED A WAIVER OF ANY REMEDIES THAT THE LANDLORD MAY HAVE UNDER THE TERMS OF THIS LEASE BY SUMMARY PROCEEDINGS OR OTHERWISE.

         52ND. THE LANDLORD SHALL NOT BE LIABLE IN ANY WAY, OR TO ANY EXTENT, OR AT ALL, FOR OR ON ACCOUNT OR ANY INJURY TO ANY PROPERTY AT ANY TIME IN SAID BUILDINGS, OR FOR OR ON ACCOUNT OF THE DESTRUCTION OF ANY PROPERTY AT ANY TIME IN SAID BUILDINGS. LANDLORD SHALL NOT BE LIABLE FOR ANY DAMAGE DONE OR OCCASIONED BY OR FROM PLUMBING, GAS, WATER, SPRINKLER, STEAM OR OTHER PIPES, OR SEWERAGE OR THE BURSTING, LEAKING OR RUNNING OR ANY PIPES, TANK OR PLUMBING FIXTURES IN, ABOVE, UPON OR ABOUT SAID BUILDING OR PREMISES, NOR FOR ANY DAMAGE OCCASIONED BY WATER, SNOW OR ICE BEING UPON OR COMING THROUGH THE ROOF, SKYLIGHTS, TRAP DOOR OR OTHERWISE, NOR FOR ANY DAMAGES ARISING FROM ACTS, OR NEGLECT OF CO-TENANTS, OR OTHER OCCUPANTS OF THE SAME BUILDING OR OF ANY OWNERS, OR OCCUPANTS, OR ADJACENT OR CONTIGUOUS PROPERTY, EXCEPT IF SUCH DAMAGE OR INJURY IS CAUSED BY LANDLORD'S NEGLIGENCE.

         53RD. TENANT AGREES TO INDEMNIFY AND SAVE HARMLESS THE LANDLORD FROM ANY CLAIM OR LOSS BY REASON OF THE TENANT'S USE OR MISUSE OF THE DEMISED PREMISES AND FROM ANY CLAIM OR LOSS BY REASON OF ANY ACCIDENT OR DAMAGE TO ANY PERSONS HAPPENING ON SAID PREMISES.

         54TH. THE TENANT SHALL ON THE LAST DAY OF THE TERM, OR UPON THE SOONER TERMINATION OR THE TERM, PEACEABLY AND QUIETLY SURRENDER THE LEASED PROPERTY TO THE LANDLORD, BROOM CLEAN INCLUDING ALL BUILDING, ALTERATION, REBUILDING, REPLACEMENTS, CHARGES OR ADDITIONS PLACED BY THE TENANT THEREON, IN AS GOOD CONDITION AND REPAIRS AS AT THE COMMENCEMENT OF THE TERM, AND AS ANY BUILDINGS, STRUCTURES, REPLACEMENTS, ADDITIONS OR IMPROVEMENTS CONSTRUCTED, ERECTED, ADDED, OR PLACED THEREON BY THE TENANT ARE WHEN COMPLETED, WITH THE NATURAL WEAR AND TEAR THEREOF EXCEPTED.

         55TH. IT IS UNDERSTOOD AND AGREED THAT THE TENANT OCCUPIES FIFTY PERCENT (50.00 PERCENT)OF THE TOTAL PREMISES AND IN ADDITION TO THE RENT HEREIN REQUIRED TO BE PAID BY THE TENANT, TENANT WILL PAY TO THE LANDLORD AS ADDITIONAL RENT THE FOLLOWING:

BASE YEAR 2000

                  A) FIFTY PERCENT (50%) OF ALL REAL ESTATE TAXES AND ASSESSMENTS CHARGED TO THE PROPERTY, OF WHICH THE DEMISED PREMISES ARE A PART.

                  B) ANY AND ALL INCREASE IN INSURANCE PREMIUMS CHARGED THE LANDLORD BECAUSE OF THE OCCUPANCY OF THE TENANT OF THE DEMISED PREMISES.

                  C) FIFTY PERCENT (50%) OF ANY GENERAL RATE INCREASE IN INSURANCE PREMIUMS NOW OR HEREAFTER CARRIED BY THE LANDLORD COVERING THE AFORESAID PROPERTY OVER THAT IN EFFORT ON.

                  D) FIFTY PERCENT (50%) OF THE COST OF MAINTAINING AND CLEANING OF THE DRIVEWAYS, SIDEWALKS AND PARKING LOT GARDENING, LINE PAINTING, RESURFACING, REMOVAL OF SNOW, ICE, TRASH AND DEBRIS AND GARBAGE REMOVAL.

         56th. The Tenant shall permit the Landlord, its agents, at all reasonable times and after reasonable notice to erect, use, repair and maintain any pipes and conduits in and through the demised premises, and the Landlord shall have the right to enter the demised premised at all times to examine the same and to show them to prospective purchasers or lessees of the building and to make any improvements, additions or alterations as the Landlord may deem necessary or desirable. All of the aforesaid may be done without constituting and eviction of the Tenant and the rent reserved shall in no way abate during the performance thereof. Nothing herein contained shall be deemed or construed to impose upon the Landlord any obligation, responsibility or liability whatsoever for repairs, care or supervision of the building on any part thereof other than as herein otherwise provided in this lease. Any such entry onto the demised premises shall be during normal business hours and shall not interfere with Tenant's business nor impair Tenant's use of the demised premises.

         57th. If the demised premises be or become infested with vermin, the Tenant shall at the Tenant's expense, cause the same to be exterminated for time to time to the reasonable satisfactions of the Landlord.

         58th. Anything herein to the contrary notwithstanding, the premises herein mentioned are demised for the whole term with the whole amount of rent reserved due and payable at the time of the making of this lease, and the payment of rent in installments as above provided is for the convenience of Tenant only and upon default in the making of any installment payment of rent, or upon breach of any of the terms, covenants of conditions of this agreement; then the whole of the rent reserved for the whole of the period then remaining unpaid shall, at Landlord's options, at once become due and payable without any notice or demand.

         59TH. IN THE EVENT THAT THIS LEASE IS CANCELED BY THE LANDLORD FOR DEFAULT BY THE TENANT IN THE PERFORMANCE OF ANY OF THE TERMS HEREOF, THE LANDLORD SHALL APPLY AND RETAIN THE ENTIRE SECURITY THEN ON DEPOSIT TO AND IN REDUCTION OF THE TOTAL DAMAGES WHICH LANDLORD MAY SUSTAIN OR INCUR AS A RESULT OF THE TENANT'S DEFAULTS.

         60TH. IN THE EVENT OF ANY CLAIM BY THE TENANT TO THE EFFECT THAT ANOTHER TENANT IN ANY WAY ENCROACHES UPON OR VIOLATES ANY OF ITS RIGHTS UNDER THIS LEASE, THE TENANT'S SOLE RECOURSE SHALL BE AGAINST SUCH OTHER TENANT AND IN NO EVENT WILL THE LANDLORD BE REQUIRED TO INSTITUTE ANY LEGAL PROCEEDING OR TO TAKE OTHER STEPS AGAINST THE TENANT ALLEGED TO BE IN VIOLATION. THIS SHALL IN NO WAY, HOWEVER, LIMIT THE RIGHTS OF THE TENANT AS AGAINST SUCH OTHER TENANT OR VIOLATING PARTY, NOR SHALL SUCH ENCROACHMENT CONSTITUTE A DEFAULT UNDER OR BREACH OF THIS LEASE BY THE LANDLORD.

         61ST. THE TENANT AGREES THAT THE RENT PROVIDED FOR HEREIN SHALL BE PAID TO THE LANDLORD WITHOUT DEMAND AND WITHOUT OFFSET OR DEFENSE AT THE ADDRESS SET FORTH HEREIN, OR AT SUCH OTHER ADDRESS AS THE LANDLORD MAY AT ANY TIME DESIGNATE IN WRITING.

         62ND. THE SIDEWALK, DRIVEWAY, PARKING LOT AREAS AND ENTRANCES OF THE DEMISED PREMISES SHALL NOT BE OBSTRUCTED BY THE TENANT AND THE TENANT SHALL MAINTAIN AND CLEAN SAME AND SHALL KEEP SAME FREE OF ICE, SNOW, DEBRIS AND REFUGE AND IN ADDITION, MAKE ALL REPAIRMAN REPLACEMENTS THERETO WHICH MAY BECOME NECESSARY AS A CONSEQUENCE OF THE FAULT OR NEGLIGENCE ON THE PART OF THE TENANT.

         63RD. IF THERE SHALL BE FILED BY OR AGAINST THE TENANT A PETITION IN BANKRUPTCY OR INSOLVENCY OR FOR REORGANIZATION OR FOR THE APPOINTMENT OF A RECEIVER OR TRUSTEE OF ALL OR A PORTION OF THE TENANT PROPERTY, OR IF THE TENANT MAKES AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS, THIS LEASE SHALL IPSO FACTO BE CANCELED AND TERMINATED. IN SUCH EVENT NEITHER TENANT NOR ANY PERSON CLAIMING THROUGH OR UNDER TENANT OR BY VIRTUE OF ANY STATUTE OR AN ORDER OF ANY COURT SHALL BE ENTITLED TO POSSESSION OF THE DEMISED PREMISES. THE LANDLORD, IN ADDITION TO OTHER RIGHTS AND REMEDIES CONTAINED IN THIS LEASE OR BY VIRTUE OF ANY STATUTE OR RULE OF LAW MAY RETAIN AS LIQUIDATED DAMAGES ANY AND ALL RENTS, SECURITY, DEPOSIT OR MONEYS RECEIVED BY LANDLORD FROM TENANT.

         64TH. LANDLORD MAKES NO REPRESENTATION AS TO THE PERMITTED USE OF THE SUBJECT PREMISES AND THIS LEASE IS EXPRESSLY MADE SUBJECT TO THE ZONING ORDINANCES OF THE APPROPRIATE MUNICIPAL AUTHORITY HAVING JURISDICTION OVER THE PREMISES AND ANY AGENCY OR SUBDIVISION THEREOF. ALL PERMITS WHICH MAY BE NECESSARY FOR THE MAINTENANCE AND OPERATION OF THE TENANT'S BUSINESS SHALL BE OBTAINED AND MAINTAINED BY THE TENANT AT THE TENANT OWN COST EXPENSE.

         65TH.THE TENANT AGREES AT ANYTIME AND FROM TIME TO TIME, UPON NOT LESS THAT FIVE (5) DAYS PRIOR WRITTEN REQUEST BY THE LANDLORD, TO EXECUTE, ACKNOWLEDGE AND DELIVER TO THE LANDLORD A STATEMENT IN WRITING CERTIFYING THAT THIS LEASE IS UNMODIFIED AND IN FULL FORCE AND EFFECT, OR IF THERE HAVE BEEN MODIFICATIONS THAT THE SAME ARE IN FULL FORCE AND EFFECT AS MODIFIED, AND STATING THE MODIFICATION AND DATES TO WHICH RENT AND OTHER CHARGES HAVE BEEN PAID IN ADVANCE, IF ANY. IT IS INTENDED THAT ANY SUCH STATEMENT DELIVERED PURSUANT TO THIS PARAGRAPH MAY BE RELIED UPON BY ANY PROSPECTIVE PURCHASER OF THE FEE OR ANY MORTGAGEE OR ASSIGNED OF ANY MORTGAGE UPON THE FEE OF THE DEMISED PREMISES.

         66TH. THE RECEIPT BY LANDLORD FOR RENT WITH KNOWLEDGE OF A BREACH OF ANY COVENANT OF THIS LEASE SHALL NOT BE DEEMED A WAIVER OF SUCH BREACH. NO PAYMENT BY TENANT OR RECEIPT BY LANDLORD OF A LESSER AMOUNT THAT THE MONTHLY RENT HEREIN STIPULATED SHALL BE DEEMED TO BE OTHER THAN ON ACCOUNT OF THE EARLIEST STIPULATED RENT. NO ENDORSEMENT OR STATEMENT ON ANY CHECK OR ANY LETTER ACCOMPANYING ANY CHECK OR PAYMENT WITHOUT PREJUDICE TO LANDLORD'S ACCOMPANYING ANY CHECK OR PAYMENT WITHOUT PREJUDICE TO LANDLORD'S RIGHT TO RECOVER THE BALANCE OF SUCH RENT OR PURSUE ANY OTHER REMEDY IN THIS LEASE PROVIDED.

         67TH. NOTWITHSTANDING ANYTHING HEREIN CONTAINED TO THE CONTRARY THE LANDLORD'S CONSENT TO THE TENANT EITHER ASSIGNING OR SUBLETTING THE DEMISED PREMISES SHALL NOT BE UNREASONABLE WITHHELD; HOWEVER, THE FOLLOWING CONDITIONS FOR ANY REQUESTED CONSENT SHALL APPLY IN ADDITION TO WHATEVER OTHER REASONABLE REQUESTS MAY BE MADE BY THE LANDLORD:

         1) Each assignment or sub-lease shall be in writing and shall contain an agreement whereby the assignee or sub-tenant shall assume all or the obligations of the Tenant to the Landlord;

                  b) No assignment or sub-lease shall be valid unless at the time of the making thereof all of the Tenant's obligations to the Landlord are current;

         1) Said agreement, executed by the assignor or tenant-lessee, with the assumption of the assignee or under-tenant shall be deposited with the Landlord within five (5) days of the making of such assignment or sub-lease;

                  d) Any such assignment or sub-lease shall specifically set forth what portion, if any, of the security deposit made by the Tenant is assigned to the credit of the assignee or sub-tenant;

         1) Any assignment of sublease shall in no part release the original Tenant or any subsequent assignee or under-tenant from any obligation to the Landlord;

                  f) Two months additional security shall be deposited with the Landlord upon the making of each assignment or sub-lease hereunder and such security shall be held by the Landlord pursuant to the terms of paragraph 27th. Hereof;

         1) All assignments or sub-lease agreements shall be made in accordance with the terms of paragraph 27th. hereof;

         68th. Any transfer of a majority of the issued and outstanding capital stock of any corporate Tenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed to be an assignment of this lease. Likewise, an increase in the number of issued and/or outstanding shares of capital stock of any corporate Tenant and/or the creation of one or more additional classes of capital stock of any corporate Tenant, however accomplished and whether in a single transaction or a series of related or unrelated transaction, with the result that at least fifty-one (51%) percent of the beneficial interest and record ownership's in and to such Tenant shall no longer be held by the beneficial and record owners of the capital stock of such corporate Tenant as of the date of the execution of this lease, or the date such corporation shall become the Tenant hereunder (whichever is later, shall be deemed to be an assignment of this lease. Such assignment of lease hereunder shall be governed by the other provisions of this lease.

         69th. Not withstanding anything contained herein, it is agreed that the Tenant shall not be required to pay any additional rent for the items set forth in paragraph 55th. for its occupancy of the subject premises for the period July 1, 2000 to Jun 30, 2001 it being the intention of the parties that the Tenant shall pay the set amount set forth in paragraph 55th. of this lease to the annual rent.

         70th. If the Tenant defaults in the payment of rent or any other charges that the Landlord becomes responsible to pay for, including but not limited to garbage removal, utilities, tenant repairs and municipal fees, the individual principals and/or members of Tenant will be personally and individually responsible for the payment of such rent and other charges up to the date premises are vacated and broom clean possession returned to the Landlord.

         d)       There shall be no further option to renew this lease.

                                  Great American Realty of 14 Burt Drive, LLC


                                  By: /s/ Mark Siegel
                                      ------------------------------------------
                                              Mark Siegel, Landlord

                                  By: /s/ Ira Levy
                                      ------------------------------------------
                                          Ira Levy, President, Tenant